LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTH COUNTRY FUNDS, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, ANDREW J. DAVALLA, BIBB L. STRENCH, and PHILIP B. SINENENG as attorneys for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-45664, 811-10123) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May 2025.

/s/_______________

David M. Feldman

Trustee

DISTRICT OF COLUMBIA ) ss:

I, a Notary Public, within and for the District of Columbia, do hereby certify that the foregoing Limited Power of Attorney was this day produced to me in the District of Columbia by David M. Feldman in his capacity as a Trustee of The North Country Funds and was acknowledged by David M. Feldman before me this 21st day of May 2025.

WITNESS my hand and official seal this 21st day of May 2025.

/s/ Anne Merkle

Notary Public, District of Columbia

My commission expires 3/14/28

seal

ANNE MERKLE NOTARY PUBLIC EXP. 3-14-28 DISTRICT OF COLUMBIA	ANNE MERKLE NOTARY PUBLIC DISTRICT OF COLUMBIA My Commission Expires March 14, 2028

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTH COUNTRY FUNDS, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, ANDREW J. DAVALLA, BIBB L. STRENCH, and PHILIP B. SINENENG as attorneys for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-45664, 811-10123) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May 2025.

/s/_______________

Charles R. Ranson

Trustee

DISTRICT OF COLUMBIA ) ss:

I, a Notary Public, within and for the District of Columbia, do hereby certify that the foregoing Limited Power of Attorney was this day produced to me in the District of Columbia by Charles R. Ranson in his capacity as a Trustee of The North Country Funds and was acknowledged by Charles R. Ranson before me this 21st day of May 2025.

WITNESS my hand and official seal this 21st day of May 2025.

/s/ Anne Merkle

Notary Public, District of Columbia

My commission expires 3/14/28

seal

ANNE MERKLE NOTARY PUBLIC EXP. 3-14-28 DISTRICT OF COLUMBIA	ANNE MERKLE NOTARY PUBLIC DISTRICT OF COLUMBIA My Commission Expires March 14, 2028

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTH COUNTRY FUNDS, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, ANDREW J. DAVALLA, BIBB L. STRENCH, and PHILIP B. SINENENG as attorneys for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-45664, 811-10123) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May 2025.

/s/_______________

Brian S. Humphrey

Trustee

DISTRICT OF COLUMBIA ) ss:

I, a Notary Public, within and for the District of Columbia, do hereby certify that the foregoing Limited Power of Attorney was this day produced to me in the District of Columbia by Brian S. Humphrey in his capacity as a Trustee of The North Country Funds and was acknowledged by Brian S. Humphrey before me this 21st day of May 2025.

WITNESS my hand and official seal this 21st day of May 2025.

/s/ Anne Merkle

Notary Public, District of Columbia

My commission expires 3/14/28

seal

ANNE MERKLE NOTARY PUBLIC EXP. 3-14-28 DISTRICT OF COLUMBIA	ANNE MERKLE NOTARY PUBLIC DISTRICT OF COLUMBIA My Commission Expires March 14, 2028

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTH COUNTRY FUNDS, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, ANDREW J. DAVALLA, BIBB L. STRENCH, and PHILIP B. SINENENG as attorneys for him and in his name, place and stead, and in his capacity as a Trustee of the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-45664, 811-10123) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May 2025.

/s/_______________

Felix Rivera

Trustee

DISTRICT OF COLUMBIA ) ss:

I, a Notary Public, within and for the District of Columbia, do hereby certify that the foregoing Limited Power of Attorney was this day produced to me in the District of Columbia by Felix Rivera in his capacity as a Trustee of The North Country Funds and was acknowledged by Felix Rivera before me this 21st day of May 2025.

WITNESS my hand and official seal this 21st day of May 2025.

/s/ Anne Merkle

Notary Public, District of Columbia

My commission expires 3/14/28

seal

ANNE MERKLE NOTARY PUBLIC EXP. 3-14-28 DISTRICT OF COLUMBIA	ANNE MERKLE NOTARY PUBLIC DISTRICT OF COLUMBIA My Commission Expires March 14, 2028

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTH COUNTRY FUNDS, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee, the President and Principal Executive Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, ANDREW J. DAVALLA, BIBB L. STRENCH, and PHILIP B. SINENENG as attorneys for her and in her name, place and stead, and in her capacity as Trustee, President and Principal Executive Officer of the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-45664, 811-10123) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 21st day of May 2025.

/s/_______________

Catherine Ayers-Rigsby

Trustee, President and Principal Executive Officer

DISTRICT OF COLUMBIA ) ss:

I, a Notary Public, within and for the District of Columbia, do hereby certify that the foregoing Limited Power of Attorney was this day produced to me in the District of Columbia by Catherine Ayers-Rigsby in her capacity as Trustee, President and Principal Executive Officer of The North Country Funds and was acknowledged by Catherine Ayers-Rigsby before me this 21st day of May 2025.

WITNESS my hand and official seal this 21st day of May 2025.

/s/ Anne Merkle

Notary Public, District of Columbia

My commission expires 3/14/28

seal

ANNE MERKLE NOTARY PUBLIC EXP. 3-14-28 DISTRICT OF COLUMBIA	ANNE MERKLE NOTARY PUBLIC DISTRICT OF COLUMBIA My Commission Expires March 14, 2028

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE NORTH COUNTRY FUNDS, a business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the SEC under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is the Treasurer and Principal Financial Officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, MICHAEL V. WIBLE, ANDREW J. DAVALLA, BIBB L. STRENCH, and PHILIP B. SINENENG as attorneys for her and in her name, place and stead, and in her capacity as Treasurer and Principal Financial Officer of the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement (file Nos. 333-45664, 811-10123) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 21st day of May 2025.

/s/_______________

Christine Casares

Treasurer and Principal Financial Officer

DISTRICT OF COLUMBIA ) ss:

I, a Notary Public, within and for the District of Columbia, do hereby certify that the foregoing Limited Power of Attorney was this day produced to me in the District of Columbia by Christine Casares in her capacity as the Treasurer and Principal Financial Officer of The North Country Funds and was acknowledged by Christine Casares before me this 21st day of May 2025.

WITNESS my hand and official seal this 21st day of May 2025.

/s/ Anne Merkle

Notary Public, District of Columbia

My commission expires 3/14/28

seal

ANNE MERKLE NOTARY PUBLIC EXP. 3-14-28 DISTRICT OF COLUMBIA	ANNE MERKLE NOTARY PUBLIC DISTRICT OF COLUMBIA My Commission Expires March 14, 2028